UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)      November 11, 2002

                       PHOTRONICS, INC.
 (Exact name of registrant as specified in its charter)

Connecticut	0-15451	06-0854886
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1061 East Indiantown Road, Jupiter, FL	33477
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, including area code      (561) 745-1222

(Former name or former address, if changed since last report)

Item 5.	Other Events

On November 11, 2002, Photronics, Inc. issued a press release announcing its preliminary results for the fourth quarter of fiscal 2002, revising its revenue and earnings guidance downward for the quarter.  A copy of the press release is attached as an exhibit to this Form 8-K.

Item 7.	Financial Statements and Exhibits

(c) Exhibits
99.1	Press Release dated November 11, 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHOTRONICS, INC.
(Registrant)

DATE: November 12, 2002	BY: /s/ Sean T. Smith
Sean T. Smith
Vice President, Chief Financial Officer

PHOTRONICS, INC.

EXHIBIT INDEX

Exhibit No.	Subject Matter
99.1	Press Release dated November 11, 2002.